       FRONT


                        [FRONT OF CERTIFICATE]

NOT MORE THAN                                                    NOT MORE THAN
100,000 SHARES                                                  100,000 SHARES

                     [Engraving of three figures:
                      a land developer holding blueprints;
                      a railroad laborer holding a rail
COMMON STOCK          carriage wheel; and a chemist             COMMON STOCK
PAR VALUE $2.50       holding a beaker and test tube]          PAR VALUE $2.50

  NUMBER                                                            SHARES
    LX


                                                                   CUSIP
                               UNION PACIFIC                       907818 10 8
                                CORPORATION                        SEE REVERSE
This Certifies                                                     FOR CERTAIN
that            ORGANIZED UNDER THE LAWS OF THE STATE OF UTAH.     DEFINITIONS



                                  [LOGO]
           * owns

           FULL PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

           Union Pacific Corporation transferable on the books of said Company by the holder hereof or by duly authorized attorney on surrender of this Certificate properly assigned. This Certificate is not valid until counter-signed by the Transfer Agent and registered by the Registrar.

                In Witness Whereof the said Company has caused this Certificate to be signed by its duly authorized officers.

           Dated

           /s/ Carl von Bernuth                      /s/ Dick Davidson
             ------------------                         --------------
             Secretary                                  Chairman

                               CERTIFICATE OF STOCK


           *COUNTERSIGNED AND REGISTERED:
                               HARRIS Trust and Savings BANK
                                        (CHICAGO)       TRANSFER AGENT
                                                        AND REGISTRAR,

           BY                                           AUTHORIZED SIGNATURE.


       BACK

                             [REVERSE OF CERTIFICATE]
                            UNION PACIFIC CORPORATION

     THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY. ANY SUCH REQUEST MAY BE DIRECTED TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM    -    as tenants in common
TEN ENT    -    as tenants by the entireties
JT TEN     -    as joint tenants with rights of survivorship and not as
                tenants in common

UNIF GIFT MIN ACT  - . . . . . . .Custodian. . . . . . . . . . . .
                        (Cust)                       (Minor)
                       under Uniform Gifts to Minors
                       Act . . . . . . . . . . . . . . . . . . . .
                                             (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR                                             *
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.
______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,_________________________


                                                   ---------------------------
______________________________________________________________________________

                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

*NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.